Exhibit 10.3





                          SECURITIES PURCHASE AGREEMENT
                          -----------------------------



                            LAURUS MASTER FUND, LTD.



                                       AND



                              TEXAURUS ENERGY, INC.



                             DATED:  MARCH __, 2006








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                                TABLE OF CONTENTS
                                -----------------
                                                                            PAGE
                                                                            ----

1.     Agreement  to  Sell  and  Purchase                                     1
2.     Fees,  Warrant  and  Parent  Warrant                                   1
3.     Closing,  Delivery  and  Payment.                                      2
       3.1    Closing                                                         2
       3.2    Delivery                                                        2
4.     Representations  and  Warranties  of  the  Company                     2
       4.1    Organization,  Good  Standing  and  Qualification               2
       4.2    Subsidiaries                                                    3
       4.3    Capitalization;  Voting  Rights.                                4
       4.4    Authorization;  Binding  Obligations                            4
       4.5    Liabilities                                                     5
       4.6    Agreements;  Action                                             5
       4.7    Obligations  to  Related  Parties                               6
       4.8    Changes                                                         7
       4.9    Title  to  Properties  and  Assets;  Liens,  Etc                8
       4.10   Intellectual  Property.                                         9
       4.11   Compliance  with  Other  Instruments                            9
       4.12   Litigation                                                      10
       4.13   Tax  Returns  and  Payments                                     10
       4.14   Employees                                                       10
       4.15   Voting  Rights                                                  11
       4.16   Compliance  with  Laws;  Permits                                11
       4.17   Environmental  and  Safety  Laws                                11
       4.18   Valid  Offering                                                 12
       4.19   Full  Disclosure                                                12
       4.20   Insurance                                                       12
       4.21   Dilution                                                        12
       4.22   Patriot  Act                                                    12
       4.23   ERISA                                                           13
       4.24   Registration  Rights                                            13
5.     Representations  and  Warranties  of  the  Purchaser                   13
       5.1    Requisite  Power  and  Authority                                14
       5.2    Investment  Representations                                     14
       5.3    The  Purchaser  Bears  Economic  Risk                           14
       5.4    Acquisition  for  Own  Account                                  14
       5.5    The  Purchaser  Can  Protect  Its  Interest                     14
       5.6    Accredited  Investor                                            15
       5.7    Legends.                                                        15

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6.     Covenants  of  the  Company                                            16
       6.1    Reporting  Requirements                                         16
       6.2    Use  of  Funds                                                  17
       6.3    Access  to  Facilities                                          17
       6.4    Taxes                                                           18
       6.5    Insurance                                                       18
       6.6    Intellectual  Property                                          19
       6.7    Properties                                                      19
       6.8    Confidentiality                                                 19
       6.9    Required  Approvals                                             19
       6.10   Opinion                                                         21
       6.11   Margin  Stock                                                   21
       6.12   Financing  Right  of  First  Refusal.                           21
       6.13   Authorization  and  Reservation  of  Shares                     22
       6.14   Operator  Reports                                               22
7.     Covenants  of  the  Purchaser                                          22
       7.1    Confidentiality                                                 22
       7.2    Limitation on Acquisition of Common Stock of the Company        22
8.     Covenants of the Company and the Purchaser Regarding Indemnification.  22
       8.1    Company  Indemnification                                        22
       8.2    Purchaser's  Indemnification                                    23
9.     Miscellaneous.                                                         23
       9.1    Governing  Law,  Jurisdiction  and  Waiver  of  Jury  Trial.    23
       9.2    Severability                                                    24
       9.3    Survival                                                        24
       9.4    Successors                                                      25
       9.5    Entire  Agreement;  Maximum  Interest                           25
       9.6    Amendment  and  Waiver.                                         25
       9.7    Delays  or  Omissions                                           25
       9.8    Notices                                                         25
       9.9    Attorneys'  Fees                                                28
       9.10   Titles  and  Subtitles                                          28
       9.11   Facsimile  Signatures;  Counterparts                            28
       9.12   Broker's  Fees                                                  28
       9.13   Construction                                                    28

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                                LIST OF EXHIBITS
Form  of  Term  Note                                                  Exhibit  A
Form  of  Warrant                                                     Exhibit  B
Form  of  Parent  Warrant                                             Exhibit  C
Form  of  Opinion                                                     Exhibit  D
Form  of  Escrow  Agreement                                           Exhibit  E


                                LIST OF SCHEDULES

Schedule  4.2     Subsidiaries
Schedule  4.3     Capitalization
Schedule  4.6     Agreements
Schedule  4.7     Obligations  to  Related  Parties
Schedule  4.9     Title  to  Properties  and  Assets,  Liens,  Etc.
Schedule  4.12    Litigation
Schedule  4.13    Tax  Returns  and  Payments
Schedule  4.14    Employees
Schedule  4.15    Voting  Rights
Schedule  4.17    Environmental
Schedule  6.9(e)  Indebtedness
Schedule  9.12    Brokers

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                          SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is made and entered into as of March __, 2006, by and between TEXAURUS ENERGY, INC., a Delaware corporation (the "Company"), and LAURUS MASTER FUND, LTD., a Cayman Islands company (the "Purchaser").

                                    RECITALS

     WHEREAS, the Company has authorized the sale to the Purchaser of a Secured Term Note in the aggregate principal amount of Eight Million Five Hundred Thousand Dollars ($8,500,000) in the form of Exhibit A hereto (as amended, modified and/or supplemented from time to time, the "Note");

     WHEREAS, the Company wishes to issue to the Purchaser a warrant in the form of Exhibit B hereto (as amended, modified and/or supplemented from time to time, the "Warrant") to purchase up to 961 shares of the Company's common stock, $.001 par value per share (the "Common Stock");

     WHEREAS, the Purchaser desires to purchase the Note and the Warrant on the terms and conditions set forth herein; and

     WHEREAS, the Company desires to issue and sell the Note and the Warrant to the Purchaser on the terms and conditions set forth herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.     Agreement  to  Sell  and  Purchase.  Pursuant  to  the  terms  and
            ----------------------------------
conditions set forth in this Agreement, on the Closing Date (as defined in Section 3), the Company shall sell to the Purchaser, and the Purchaser shall purchase from the Company, the Note. The sale of the Note on the Closing Date shall be known as the "Offering." The Note will mature on the Maturity Date (as defined in the Note). Collectively, the Note and the Warrant and Common Stock issuable upon exercise of the Warrant are referred to as the "Securities."

     2.     Fees,Warrant  and  Parent  Warrant.  On  the  Closing  Date:
            ----------------------------------

          (a) The Company will issue and deliver to the Purchaser the Warrant to purchase up to 961 shares of Common Stock (subject to adjustment as set forth therein) in connection with the Offering, pursuant to Section 1 hereof. All the representations, covenants, warranties, undertakings, and indemnification, and other rights made or granted to or for the benefit of

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     the  Purchaser  by  the  Company  are  hereby also made and granted for the benefit of the holder of the Warrant and shares of the Company's Common Stock issuable upon exercise of the Warrant (the "Warrant Shares").

          (b) Texhoma Energy, Inc., the Company's parent (the "Parent"), will issue and deliver to the Purchaser a warrant in the form of Exhibit C (as amended, modified and/or supplemented from time to time, the "Parent Warrant") to purchase up to 10,625,000 shares of Parent's common stock, $.001 par value per share (the "Parent Common Stock") (subject to adjustment as set forth therein) (the "Parent Warrant Shares").

          (c) Subject to the terms of Section 2(e) below, the Company shall pay to Laurus Capital Management, LLC, the manager of the Purchaser, a closing payment in an amount equal to three and one half percent (3.50%) of the aggregate principal amount of the Note. The foregoing fee is referred to herein as the "Closing Payment."

          (d) The Company shall reimburse the Purchaser for its reasonable expenses (including legal fees and expenses) incurred in connection with the preparation and negotiation of this Agreement and the Related Agreements (as hereinafter defined), and expenses incurred in connection with the Purchaser's due diligence review of the Company and its Subsidiaries (as defined in Section 4.2) and all related matters. Amounts required to be paid under this Section 2(d) will be paid on the Closing Date.

          (e) The Closing Payment and the expenses referred to in the preceding clause (d) (net of deposits previously paid by the Company) shall be paid at closing out of funds held pursuant to the Escrow Agreement (as defined below) and a disbursement letter (the "Disbursement Letter").

     3.     Closing,  Delivery  and  Payment.
            --------------------------------

          3.1  Closing.  Subject to the terms and conditions herein, the closing
               -------
     of the transactions contemplated hereby (the "Closing"), shall take place on the date hereof, at such time or place as the Company and the Purchaser may mutually agree (such date is hereinafter referred to as the "Closing Date").

          3.2  Delivery. Pursuant to the Escrow Agreement, at the Closing on the
               --------
     Closing Date, the Company will deliver to the Purchaser, among other things, the Note and the Warrant and the Purchaser will deliver to the Company, among other things, the amounts set forth in the Disbursement Letter by certified funds or wire transfer. The Company hereby acknowledges and agrees that Purchaser's obligation to purchase the Note from the Company on the Closing Date shall be contingent upon the satisfaction (or waiver by the Purchaser in its sole discretion) of the items and matters set forth in the closing checklist provided by the Purchaser to the Company on or prior to the Closing Date.

     4.     Representations  andWarrantiesof  the  Company.  The  Company hereby
            ----------------------------------------------
represents  and  warrants  to  the  Purchaser  as  follows:

          4.1 Organization, Good Standing and Qualification. Each of the Parent,
              ---------------------------------------------
     Company and each of its Subsidiaries is a corporation, partnership or limited liability company, as the case may be, duly organized, validly

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     existing  and  in  good  standing  under  the  laws  of its jurisdiction of organization. Each of the Parent, the Company and each of its Subsidiaries has the corporate, limited liability company or partnership, as the case may be, power and authority to own and operate its properties and assets and, insofar as it is or shall be a party thereto, to (1) execute and deliver (i) this Agreement, (ii) the Note and the Warrant to be issued in connection with this Agreement, (iii) the Master Security Agreement dated as of the date hereof among the Company, the Parent, certain Subsidiaries of the Company and the Purchaser (as amended, modified and/or supplemented from time to time, the "Master Security Agreement"), (iv) the two Restricted Account Agreements dated as of the date hereof among North Fork Bank, a New York banking corporation, the Company and the Purchaser, (v) the Mortgage, Security Agreement, Financing Statement and Assignment of Production dated as of the date hereof made by the Company in favor of the Purchaser (as amended, modified and/or supplemented from time to time),
     (vi) the Parent Warrant to purchase the Parent Warrant Shares, (vii) the Registration Rights Agreement relating to the Parent Warrant dated as of the date hereof between the Parent and the Purchaser (as amended, modified and/or supplemented from time to time, the "Registration Rights Agreement"), (viii) the Guaranty dated as of the date hereof made by the Parent in favor of the Purchaser (as amended, modified and/or supplemented from time to time, the "Parent Guaranty"), (ix) the Guaranty Agreement dated as of date hereof made by Franciscus Jacobs in favor of the Purchaser (as amended, modified and/or supplemented from time to time), (x) the Stock Pledge Agreement dated as of the date hereof between the Parent and the Purchaser (as amended, modified and/or or supplemented from time to time, the "Stock Pledge Agreement"), (xi) the Funds Escrow Agreement dated as of the date hereof among the Company, the Purchaser and the escrow agent referred to therein, substantially in the form of Exhibit E hereto (as amended, modified and/or supplemented from time to time, the "Escrow Agreement") and (xii) all other documents, instruments and agreements entered into in connection with the transactions contemplated hereby and thereby (the preceding clauses (ii) through (xii), collectively, the "Related Agreements"); (2) issue and sell the Note; (3) issue and sell the Warrant, the Parent Warrant, the Warrant Shares and the Parent Warrant Shares; and (4) carry out the provisions of this Agreement and the Related Agreements and to carry on its business as presently conducted. Each of the Parent, the Company and each of its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation, partnership or limited liability company, as the case may be, in all jurisdictions in which the nature or location of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so has not, or could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of the Parent, the Company and its Subsidiaries, taken individually and as a whole (a "Material Adverse Effect").

          4.2  Subsidiaries.  Each  direct and indirect Subsidiary of the Parent
               ------------
     and Company, the direct owner of such Subsidiary and its percentage ownership thereof, is set forth on Schedule 4.2. For the purpose of this Agreement, a "Subsidiary" of any person or entity means (i) a corporation or other entity whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other persons or entities performing similar functions for such person or entity, are owned, directly or indirectly, by such person or entity or (ii) a corporation or other entity in which such person or entity owns, directly or indirectly, more than 50% of the equity interests at such time.

          4.3     Capitalization;  Voting  Rights.
                  -------------------------------

          (a) The authorized capital stock of the (i) Company, as of the date hereof, consists of 1,000,000 shares, of which 1,000,000 are shares of Company Common Stock, par value $.001 per share, and 1,000 shares of which are issued and outstanding and (ii) Parent, as of the date hereof, consists of 201,000,000 shares, of which 200,000,000 are shares of Common Stock, par value $.001 per share, 108,812,224 shares of which are issued and outstanding and 1,000,000 are shares of preferred stock, par value $.001 per share of which no shares of preferred stock are issued and outstanding. The authorized, issued and outstanding capital stock of each Subsidiary of the Company is set forth on Schedule 4.3.

          (b) Except as disclosed on Schedule 4.3, other than: (i) the shares reserved for issuance under the Parent's and Company's stock option plans; and (ii) shares which may be granted pursuant to this Agreement and the Related Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or arrangements or agreements of any kind for the purchase or acquisition from the Parent and/or Company of any of its securities. Except as disclosed on Schedule 4.3, neither the offer, issuance or sale of any of the Note, the Warrant or the Parent Warrant, or the issuance of any of the Warrant Shares or Parent Warrant Shares, nor the consummation of any transaction contemplated hereby will result in a change in the price or number of any securities of the Parent and/or Company outstanding, under anti-dilution or other similar provisions contained in or affecting any such securities.

          (c) All issued and outstanding shares of the Parent's and Company's Common Stock: (i) have been duly authorized and validly issued and are fully paid and nonassessable; and (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

          (d) The rights, preferences, privileges and restrictions of the shares of the Common Stock and the Parent Common Stock are as stated in the Parent's and Company's Certificate of Incorporation, as applicable (the "Charter"). The Warrant Shares and the Parent Warrant Shares have been duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement, the Parent's and the Company's Charter, as applicable, the Securities and the Parent Warrant and Parent Warrant Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Securities and the Parent Warrant and Parent Warrant Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

          4.4  Authorization; Binding Obligations. All corporate, partnership or
               ----------------------------------
     limited liability company, as the case may be, action on the part of the Parent, Company and each of its Subsidiaries (including their respective officers and directors) necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Parent, Company and its Subsidiaries hereunder and under the other Related Agreements at the Closing and, the authorization, sale, issuance and delivery of the Note, the Warrant and the Parent Warrant has been taken or will be taken prior to the Closing. This Agreement and the Related Agreements, when executed and delivered and to the extent it is a party thereto, will be valid and binding obligations of each of the Parent, Company and each of its Subsidiaries, enforceable against each such person or entity in accordance with their terms, except:

          (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and

          (b) general principles of equity that restrict the availability of equitable or legal remedies.

The sale of the Note is not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. The issuance of the Warrant and the Parent Warrant and the subsequent exercise of the Warrant for Warrant Shares and the Parent Warrant for Parent Warrant
Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

          4.5  Liabilities.  Neither the Company nor any of its Subsidiaries has
               ------------
     any liabilities, except current liabilities incurred in the ordinary course of business.

          4.6  Agreements;  Action.  Except  as  set  forth  on  Schedule  4.6:
               -------------------

          (a) there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company or any of its Subsidiaries is a party or by which it is bound which may involve: (i) obligations (contingent or otherwise) of, or payments to, the Company or any of its Subsidiaries in excess of $50,000 (other than obligations of, or payments to, the Company or any of its Subsidiaries arising from purchase or sale agreements entered into in the ordinary course of business); or (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company or any of its Subsidiaries (other than licenses arising from the purchase of "off the shelf" or other standard products); or (iii) provisions restricting the development, manufacture or distribution of the Company's or any of its Subsidiaries products or services; or (iv) indemnification by the Company or any of its Subsidiaries with respect to infringements of proprietary rights.

          (b) Neither the Company nor any of its Subsidiaries has: (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock; (ii) incurred any indebtedness for money borrowed or any other liabilities (other than ordinary course obligations) individually in excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $100,000 in the aggregate; (iii) made any loans or advances to any person or entity not in excess, individually or in the aggregate, of $100,000, other than ordinary course advances for travel expenses; or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

          (c) For the purposes of subsections (a) and (b) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company or any Subsidiary of the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

          (d) The Company makes and keeps books, records, and accounts, that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the Company's assets. The Company maintains internal control over financial reporting ("Financial Reporting Controls") designed by, or under the supervision of, the Company's principal executive and principal financial officers, and effected by the Company's board of directors, management, and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles ("GAAP"), including that:

               (i) transactions are executed in accordance with management's general or specific authorization;

               (ii) unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on the financial statements are prevented or timely detected;

               (iii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that the Company's receipts and expenditures are being made only in accordance with authorizations of the Company's management and board of directors;

               (iv) transactions are recorded as necessary to maintain accountability for assets; and

               (v) the recorded accountability for assets is compared with the existing assets at reasonable intervals, and appropriate action is taken with respect to any differences.

          4.7  Obligations  to  Related Parties. Except as set forth on Schedule
               --------------------------------
     4.7, there are no obligations of the Company or any of its Subsidiaries to officers, directors, stockholders or employees of the Company or any of its Subsidiaries other than:

          (a) for payment of salary for services rendered and for bonus payments;

          (b) reimbursement for reasonable expenses incurred on behalf of the Company and its Subsidiaries;

          (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company and each Subsidiary of the Company, as applicable); and

          (d) obligations listed in the Company's and each of its Subsidiary's financial statements.

Except as described above or set forth on Schedule 4.7, none of the officers, directors or, to the best of the Company's knowledge, key employees or stockholders of the Company or any of its Subsidiaries or any members of their immediate families, are indebted to the Company or any of its Subsidiaries, individually or in the aggregate, in excess of $50,000 or have any direct or indirect ownership interest in any firm or corporation with which the Company or any of its Subsidiaries is affiliated or with which the Company or any of its Subsidiaries has a business relationship, or any firm or corporation which competes with the Company or any of its Subsidiaries, other than passive investments in publicly traded companies (representing less than one percent (1%) of such company) which may compete with the Company or any of its Subsidiaries. Except as described above, no officer, director or stockholder of the Company or any of its Subsidiaries, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company or any of its Subsidiaries and no agreements, understandings or proposed transactions are contemplated between the Company or any of its Subsidiaries and any such person. Except as set forth on Schedule 4.7, neither the Company nor any of its Subsidiaries is a guarantor or indemnitor of any indebtedness of any other person or entity.

          4.8  Changes. Except as disclosed in any Schedule to this Agreement or
               -------
     to  any  of  the  Related  Agreements,  there  has  not  been:

          (a) any change in the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of the Company or any of its Subsidiaries, which individually or in the aggregate has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

          (b) any resignation or termination of any officer, key employee or group of employees of the Company or any of its Subsidiaries;

          (c) any material change, except in the ordinary course of business, in the contingent obligations of the Company or any of its Subsidiaries by way of guaranty, endorsement, indemnity, warranty or otherwise;

          (d) any damage, destruction or loss, whether or not covered by insurance, which has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

          (e) any waiver by the Company or any of its Subsidiaries of a valuable right or of a material debt owed to it;

          (f) any direct or indirect loans made by the Company or any of its Subsidiaries to any stockholder, employee, officer or director of the Company or any of its Subsidiaries, other than advances made in the ordinary course of business;

          (g) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder of the Company or any of its Subsidiaries;

          (h) any declaration or payment of any dividend or other distribution of the assets of the Company or any of its Subsidiaries;

          (i) any labor organization activity related to the Company or any of its Subsidiaries;

          (j) any debt, obligation or liability incurred, assumed or guaranteed by the Company or any of its Subsidiaries, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

          (k) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets owned by the Company or any of its Subsidiaries;

          (l) any change in any material agreement to which the Company or any of its Subsidiaries is a party or by which either the Company or any of its Subsidiaries is bound which either individually or in the aggregate has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

          (m) any other event or condition of any character that, either individually or in the aggregate, has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or

          (n) any arrangement or commitment by the Company or any of its Subsidiaries to do any of the acts described in subsection (a) through (m) above.

          4.9 Title to Properties and Assets; Liens, Etc. Except as set forth on
              ------------------------------------------
     Schedule 4.9, each of the Company and each of its Subsidiaries has good and marketable title to its properties and assets, and good title to its leasehold interests, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than:

          (a)  those  resulting from taxes which have not yet become delinquent;

          (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company or any of its Subsidiaries, so long as in each such case, such liens and encumbrances have no effect on the lien priority of the Purchaser in such property; and

          (c) those that have otherwise arisen in the ordinary course of business, so long as they have no effect on the lien priority of the Purchaser therein. All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company and its Subsidiaries are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. Except as set forth on Schedule 4.9, the Company and its Subsidiaries are in compliance with all material terms of each lease to which it is a party or is otherwise bound.

          4.10 Intellectual  Property.
               ----------------------

          (a) Each of the Company and each of its Subsidiaries owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and, to the Company's knowledge, as presently proposed to be conducted (the "Intellectual Property"), without any known infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company or any of its Subsidiaries bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products.

          (b) Neither the Company nor any of its Subsidiaries has received any communications alleging that the Company or any of its Subsidiaries has violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is the Company or any of its Subsidiaries aware of any basis therefor.

          (c) The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company or any of its Subsidiaries, except for inventions, trade secrets or proprietary information that have been rightfully assigned to the Company or any of its Subsidiaries.

          4.11  Compliance  with  Other Instruments. Neither the Parent, Company
                -----------------------------------
     nor any of its Subsidiaries is in violation or default of (x) any term of its Charter or Bylaws, or (y) any provision of any indebtedness, mortgage, indenture, contract, agreement or instrument to which it is party or by which it is bound or of any judgment, decree, order or writ, which violation or default, in the case of this clause (y), has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. The execution, delivery and performance of and compliance with this Agreement and the Related Agreements to which it is a party, and the issuance and sale of the Note by the Company and the other Securities by the Company and the issuance of the Parent Warrant by the Parent each pursuant hereto and thereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Parent,

     Company or any of its Subsidiaries or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Parent or the Company, its business or operations or any of its assets or properties.

          4.12 Litigation. Except as set forth on Schedule 4.12 hereto, there is
               ----------
     no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Parent, Company or any of its Subsidiaries that prevents the Parent, Company or any of its Subsidiaries from entering into this Agreement or the other Related Agreements, or from consummating the transactions contemplated hereby or thereby, or which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect or any change in the current equity ownership of the Parent, Company or any of its Subsidiaries, nor is the Company aware that there is any basis to assert any of the foregoing. Neither the Parent, Company nor any of its Subsidiaries is a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Parent, Company or any of its Subsidiaries currently pending or which the Parent, Company or any of its Subsidiaries intends to initiate.

          4.13  Tax  Returns  and  Payments. Each of the Company and each of its
                ---------------------------
     Subsidiaries has timely filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and all other taxes due and payable by the Company or any of its Subsidiaries on or before the Closing, have been paid or will be paid prior to the time they become delinquent. Except as set forth on Schedule 4.13, neither the Company nor any of its Subsidiaries has been advised:

          (a) that any of its returns, federal, state or other, have been or are being audited as of the date hereof; or

          (b) of any adjustment, deficiency, assessment or court decision in respect of its federal, state or other taxes.

     The Company has no knowledge of any liability for any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

          4.14  Employees.  Except  as  set  forth on Schedule 4.14, neither the
                ---------
     Company nor any of its Subsidiaries has any collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company or any of its Subsidiaries. Except as disclosed on Schedule 4.14, neither the Company nor any of its Subsidiaries is a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. To the Company's knowledge, no employee of the Company or any of its Subsidiaries, nor any consultant with whom the Company or any of its Subsidiaries has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company or any of its Subsidiaries because of the nature of the business to be conducted by the Company or any of its Subsidiaries; and to the Company's knowledge the continued employment by the Company and its Subsidiaries of their present employees, and the performance of the Company's and its Subsidiaries' contracts with its independent contractors, will not result in any such violation. Neither the Company nor any of its Subsidiaries is aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency that would interfere with their duties to the Company or any of its Subsidiaries. Neither the Company nor any of its


     Subsidiaries has received any notice alleging that any such violation has occurred. Except for employees who have a current effective employment agreement with the Company or any of its Subsidiaries, no employee of the Company or any of its Subsidiaries has been granted the right to continued employment by the Company or any of its Subsidiaries or to any material compensation following termination of employment with the Company or any of its Subsidiaries. Except as set forth on Schedule 4.14, the Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company or any of its Subsidiaries, nor does the Company or any of its Subsidiaries have a present intention to terminate the employment of any officer, key employee or group of employees.

          4.15  Voting  Rights.  Except  as  set  forth on Schedule 4.15, to the
                --------------
     Company's knowledge, no stockholder of the Company or any of its Subsidiaries has entered into any agreement with respect to the voting of equity securities of the Company or any of its Subsidiaries.

          4.16  Compliance  with  Laws; Permits. Neither the Parent, Company nor
                -------------------------------
     any of its Subsidiaries is in violation of any provision of the Sarbanes Oxley Act of 2002 applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement or any other Related Agreement and the issuance of any of the Securities or the Parent Warrant, except such as have been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. Each of the Company and its Subsidiaries has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          4.17  Environmental  and  Safety Laws. Neither the Parent, Company nor
                -------------------------------
     any of its Subsidiaries is in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. Except as set forth on Schedule 4.17, no Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Parent, Company or any of its Subsidiaries or, to the Company's knowledge, by any other person or entity on any property owned, leased or used by the Parent, Company or any of its Subsidiaries. For the purposes of the preceding sentence, "Hazardous Materials" shall mean:

          (a) materials which are listed or otherwise defined as "hazardous" or "toxic" under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials; or

          (b)  any  petroleum  products  or  nuclear  materials.

          4.18  Valid Offering. Assuming the accuracy of the representations and
                --------------
     warranties of the Purchaser contained in this Agreement, the offer, sale and issuance of the Securities, the Parent Warrant and the Parent Warrant Shares will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

          4.19 Full Disclosure. Each of the Company and each of its Subsidiaries
               ---------------
     has provided the Purchaser with all information requested by the Purchaser in connection with its decision to purchase the Note and the Warrant, including all information the Company and its Subsidiaries believe is reasonably necessary to make such investment decision. Neither this Agreement, the Related Agreements, the exhibits and schedules hereto and thereto nor any other document delivered by the Company or any of its Subsidiaries to Purchaser or its attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading. Any financial projections and other estimates provided to the Purchaser by the Company or any of its Subsidiaries were based on the Company's and its Subsidiaries' experience in the industry and on assumptions of fact and opinion as to future events which the Company or any of its Subsidiaries, at the date of the issuance of such projections or estimates, believed to be reasonable.

          4.20  Insurance.  Each of the Company and each of its Subsidiaries has
                ---------
     general commercial, product liability, fire and casualty insurance policies with coverages which the Company believes are customary for companies similarly situated to the Company and its Subsidiaries in the same or similar business.

          4.21  Dilution.  The  Company  specifically  acknowledges  that  its
                --------
     obligation to issue the shares of Common Stock upon exercise of the Warrant is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

          4.22 Patriot Act. The Company certifies that, to the best of Company's
               -----------
     knowledge, neither the Parent, Company nor any of its Subsidiaries has been designated, nor is or shall be owned or controlled, by a "suspected terrorist" as defined in Executive Order 13224. The Company hereby acknowledges that the Purchaser seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, the Company hereby represents, warrants and covenants that: (i) none of the cash or property that the Parent, Company or any of its Subsidiaries will pay or will contribute to the Purchaser has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by the Parent, Company or any of its Subsidiaries or to the Purchaser, to the extent that they are within the Company's and/or its Subsidiaries' and/or the Parent's control shall cause the Purchaser to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. The Company shall promptly notify the Purchaser if any of these representations, warranties or covenants ceases to be true and accurate regarding the Company, any of its Subsidiaries or the Parent. The Company shall provide the Purchaser all additional information regarding the Company, any of its Subsidiaries or the Parent that the Purchaser deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. The Company understands and agrees that if at any time it is discovered that any of the foregoing representations, warranties or covenants are incorrect, or if otherwise required by applicable law or regulation related to money laundering or similar activities, the Purchaser may undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to segregation and/or redemption of the Purchaser's investment in the Company. The Company further understands that the Purchaser may release confidential information about the Company, its Subsidiaries and the Parent and, if applicable, any underlying beneficial owners, to proper authorities if the Purchaser, in its sole discretion, determines that it is in the best interests of the Purchaser in light of relevant rules and regulations under the laws set forth in subsection (ii) above.

          4.23  ERISA. Based upon the Employee Retirement Income Security Act of
                -----
     1974  ("ERISA"),  and  the  regulations  and  published  interpretations
             -----
     thereunder: (i) neither the Company nor any of its Subsidiaries has engaged in any Prohibited Transactions (as defined in Section 406 of ERISA and
     Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code")); (ii) each of the Company and each of its Subsidiaries has met all
      ----
     applicable minimum funding requirements under Section 302 of ERISA in respect of its plans; (iii) neither the Company nor any of its Subsidiaries has any knowledge of any event or occurrence which would cause the Pension Benefit Guaranty Corporation to institute proceedings under Title IV of ERISA to terminate any employee benefit plan(s); (iv) neither the Company nor any of its Subsidiaries has any fiduciary responsibility for investments with respect to any plan existing for the benefit of persons other than the Company's or such Subsidiary's employees; and (v) neither the Company nor any of its Subsidiaries has withdrawn, completely or partially, from any multi-employer pension plan so as to incur liability under the Multiemployer Pension Plan Amendments Act of 1980.

          4.24  Registration  Rights.  At  such  time, if ever, that the Company
                --------------------
     completes an initial public offering of its securities or is otherwise publicly traded (i.e. through a reverse merger or otherwise), the shares underlying the Warrant shall have the same registration rights with respect to such shares as those contained in the Registration Rights Agreement, the provisions of which shall be deemed incorporated herein by reference to the extent necessary to effectuate the purpose and intent of this provision.

     5.     Representations  and Warranties  of  the  Purchaser.  The  Purchaser
            ---------------------------------------------------
hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

          5.1  Requisite  Power  and  Authority. The Purchaser has all necessary
               --------------------------------
     power and authority under all applicable provisions of law to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All corporate action on the Purchaser's part required for the lawful execution and delivery of this Agreement and the Related Agreements have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of the Purchaser, enforceable in accordance with their terms, except:

          (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and

          (b) as limited by general principles of equity that restrict the availability of equitable and legal remedies.

          5.2  Investment  Representations.  The  Purchaser understands that the
               ---------------------------
     Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the Purchaser's representations contained in this Agreement, including, without limitation, that the Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser confirms that it has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Note and the Warrant to be purchased by it under this Agreement and the Warrant Shares acquired by it upon the exercise of the Warrant, respectively. The Purchaser further confirms that it has had an opportunity to ask questions and receive answers from the Company regarding the Company's and its Subsidiaries' business, management and financial affairs and the terms and conditions of the Offering, the Note, the Warrant and the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Purchaser or to which the Purchaser had access.

          5.3  The  Purchaser Bears Economic Risk. The Purchaser has substantial
               ----------------------------------
     experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

          5.4  Acquisition for Own Account. The Purchaser is acquiring the Note,
               ---------------------------
     the Warrant and the Parent Warrant and the Warrant Shares and the Parent Warrant Shares for the Purchaser's own account for investment only, and not as a nominee or agent and not with a view towards or for resale in connection with their distribution.

          5.5  The  Purchaser Can Protect Its Interest. The Purchaser represents
               ---------------------------------------
     that by reason of its, or of its management's, business and financial experience, the Purchaser has the capacity to evaluate the merits and risks of its investment in the Note, the Warrant and the Securities and to protect its own interests in connection with the transactions contemplated in this Agreement and the Related Agreements. Further, the Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement or the Related Agreements.

          5.6  Accredited  Investor.  The  Purchaser  represents  that  it is an
               --------------------
     accredited investor within the meaning of Regulation D under the Securities Act.

          5.7  Legends.
               -------

          (a) The Warrant shall bear substantially the following legend: "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT OR THE UNDERLYING SHARES OF COMMON STOCK UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TEXAURUS ENERGY, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

          (b) The Warrant Shares and the Parent Warrant Shares, if not issued by the Deposit Withdrawal Agent Commission system, shall bear a legend which shall be in substantially the following form until such shares are covered by an effective registration statement filed with the Securities and Exchange Commission:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY
          APPLICABLE STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TEXAURUS ENERGY, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

          (c)  The Parent Warrant shall bear substantially the following legend:

          "THIS  WARRANT  AND  THE  COMMON  SHARES  ISSUABLE  UPON  EXERCISE  OF
          THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS

          WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT OR THE UNDERLYING SHARES OF COMMON STOCK UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TEXHOMA ENERGY, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

     6.     Covenants of the Company.  The Company covenants and agrees with the
            ------------------------
Purchaser  as  follows:

          6.1  Reporting  Requirements. The Company will deliver, or cause to be
               -----------------------
     delivered, to the Purchaser each of the following, which shall be in form and detail acceptable to the Purchaser:

          (a) As soon as available, and in any event within one hundred and five
     (105) days after the end of each fiscal year of the Parent and the Company, each of the Parent's Company's audited financial statements with a report of independent certified public accountants of recognized standing selected by the Company and acceptable to the Purchaser (the "Accountants"), which annual financial statements shall be without qualification and shall include each of the Parent's and the Company's balance sheet as at the end of such fiscal year and the related statements of each of the Parent's and the Company's income, retained earnings and cash flows for the fiscal year then ended, prepared on a consolidating and consolidated basis to include the Parent and the Company, all in reasonable detail and prepared in accordance with GAAP, together with (i) if and when available, copies of any management letters prepared by the Accountants; and (ii) a certificate of the Parent's President, Chief Executive Officer or Chief Financial Officer stating that such financial statements have been prepared in accordance with GAAP and whether or not such officer has knowledge of the occurrence of any Event of Default (as defined in the Note) and, if so, stating in reasonable detail the facts with respect thereto;

          (b) As soon as available and in any event within fifty (50) days after the end of each fiscal quarter of the Parent, an unaudited/internal balance sheet and statements of income, retained earnings and cash flows of the Parent and the Company as at the end of and for such quarter and for the year to date period then ended, prepared on a consolidating and consolidated basis to include the Parent and the Company, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end adjustments and accompanied by a certificate of the Parent's President, Chief Executive Officer or Chief Financial Officer, stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, and (ii) whether or not such officer has knowledge of the occurrence of any Event of Default (as defined in the Note) not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto;

          (c) As soon as available and in any event within fifteen (15) days after the end of each calendar month, an unaudited/internal balance sheet and statements of income, retained earnings and cash flows of each of the Parent and the Company as at the end of and for such month and for the year to date period then ended, prepared on a consolidating and consolidated basis to include the Parent and the Company, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end adjustments and accompanied by a certificate of the Parent's President, Chief Executive Officer or Chief Financial Officer, stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, and (ii) whether or not such officer has knowledge of the occurrence of any Event of Default (as defined in the Note) not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto; and

          (d) The Company shall deliver, or cause the applicable Subsidiary of the Company to deliver, such other information as the Purchaser shall reasonably request.

          6.2  Use  of  Funds. The Company shall use the proceeds of the sale of
               --------------
     the Note and the Warrant solely for the purpose of acquiring the oil and gas properties described in the Sales and Purchase Agreement dated as of March 27, 2006 between the Company and Kilrush Petroleum, Inc., the sale and purchase documentation to be entered into on a post-closing basis between the Company and the seller of the Little White Lake oil and gas assets and any and all other acquisitions with the prior written approval of the Purchaser

          6.3  Access  to  Facilities.  Each  of  the  Company  and  each of its
               ----------------------
     Subsidiaries will permit any representatives designated by the Purchaser (or any successor of the Purchaser), upon reasonable notice and during normal business hours, at such person's expense and accompanied by a representative of the Company or any Subsidiary (provided that no such prior notice shall be required to be given and no such representative of the Company or any Subsidiary shall be required to accompany the Purchaser in the event the Purchaser believes such access is necessary to preserve or protect the Collateral (as defined in the Master Security Agreement) or following the occurrence and during the continuance of an Event of Default (as defined in the Note)), to:

          (a) visit and inspect any of the properties of the Company or any of its Subsidiaries;

          (b) examine the corporate and financial records of the Company or any of its Subsidiaries (unless such examination is not permitted by federal, state or local law or by contract) and make copies thereof or extracts therefrom; and

          (c) discuss the affairs, finances and accounts of the Company or any of its Subsidiaries with the directors, officers and independent accountants of the Company or any of its Subsidiaries.

     Notwithstanding the foregoing, neither the Company nor any of its Subsidiaries will provide any material, non-public information to the Purchaser unless the Purchaser signs a confidentiality agreement and otherwise complies with Regulation FD, under the federal securities laws.

          6.4  Taxes.  Each  of  the  Company  and each of its Subsidiaries will
               -----
     promptly pay and discharge, or cause to be paid and discharged, when due and payable, all taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company and its Subsidiaries; provided, however, that any such tax, assessment, charge or levy need not be paid currently if (i) the validity thereof shall currently and diligently be contested in good faith by appropriate proceedings, (ii) such tax, assessment, charge or levy shall have no effect on the lien priority of the Purchaser in any property of the Company or any of its Subsidiaries and (iii) if the Company and/or such Subsidiary shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP; and provided, further, that the Company and its Subsidiaries will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

          6.5  Insurance. Each of the Company and its Subsidiaries will keep its
               ---------
     assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in similar business similarly situated as the Company and its Subsidiaries; and the Company and its Subsidiaries will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner which the Company reasonably believes is customary for companies in similar business similarly situated as the Company and its Subsidiaries and to the extent available on commercially reasonable terms. The Company, and each of its Subsidiaries, will jointly and severally bear the full risk of loss from any loss of any nature whatsoever with respect to the assets pledged to the Purchaser as security for their respective obligations hereunder and under the Related Agreements. At the Company's and each of its Subsidiaries' joint and several cost and expense in amounts and with carriers reasonably acceptable to the Purchaser, each of the Company and each of its Subsidiaries shall (i) keep all its insurable properties and properties in which it has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to the Company's or the respective Subsidiary's including business interruption insurance; (ii) maintain a bond in such amounts as is customary in the case of companies engaged in businesses similar to the Company's or the respective Subsidiary's insuring against larceny, embezzlement or other criminal misappropriation of insured's officers and employees who may either singly or jointly with others at any time have access to the assets or funds of the Company or any of its Subsidiaries either directly or through governmental authority to draw upon such funds or to direct generally the disposition of such assets;
     (iii) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (iv) maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which the Company or the respective Subsidiary is engaged in business; and (v) furnish the Purchaser with (x) copies of all policies and evidence of the maintenance of such policies at least thirty (30) days before any expiration date, (y) excepting the Company's workers' compensation policy, endorsements to such policies naming the Purchaser as "co-insured" or "additional insured" and appropriate loss payable endorsements in form and substance satisfactory to the Purchaser, naming the Purchaser as loss payee, and (z) evidence that as to the Purchaser the insurance coverage shall not be impaired or invalidated by any act or neglect of the Company or any Subsidiary and the insurer will provide the Purchaser with at least thirty (30) days notice prior to cancellation. The Company and each Subsidiary shall instruct the insurance carriers that in the event of any loss thereunder, the carriers shall make payment for such loss to the Company and/or the Subsidiary and the Purchaser jointly. In the event that as of the date of receipt of each loss recovery upon any such insurance, the Purchaser has not declared an event of default with respect to this Agreement or any of the Related Agreements, then the Company and/or such Subsidiary shall be permitted to direct the application of such loss recovery proceeds toward investment in property, plant and equipment that would comprise "Collateral" secured by the Purchaser's security interest pursuant to the Master Security Agreement or such other security agreement as shall be required by the Purchaser, with any surplus funds to be applied toward payment of the obligations of the Company to the Purchaser. In the event that the Purchaser has properly declared an event of default with respect to this Agreement or any of the Related Agreements, then all loss recoveries received by the Purchaser upon any such insurance thereafter may be applied to the obligations of the Company hereunder and under the Related Agreements, in such order as the Purchaser may determine. Any surplus (following satisfaction of all Company obligations to the Purchaser) shall be paid by the Purchaser to the Company or applied as may be otherwise required by law. Any deficiency thereon shall be paid by the Company or the Subsidiary, as applicable, to the Purchaser, on demand.

          6.6  Intellectual  Property.  Each  of  the  Company  and  each of its
               ----------------------
     Subsidiaries shall maintain in full force and effect its existence, rights and franchises and all licenses and other rights to use Intellectual Property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

          6.7  Properties. Each of the Company and each of its Subsidiaries will
               ----------
     keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and each of the Company and each of its Subsidiaries will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          6.8  Confidentiality. The Company will not, and will not permit any of
               ---------------
     its Subsidiaries to, disclose, and will not include in any public announcement, the name of the Purchaser, unless expressly agreed to by the Purchaser or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement. Notwithstanding the foregoing, the Company may disclose the Purchaser's identity and the terms of this Agreement to its current and prospective debt and equity financing sources.

          6.9  Required  Approvals. (I) For so long as twenty-five percent (25%)
               -------------------
     of the principal amount of the Note is outstanding, the Company, without the prior written consent of the Purchaser, shall not, and shall not permit any of its Subsidiaries to:

          (a) (i) directly or indirectly declare or pay any dividends, other than dividends paid to the Company or any of its wholly-owned Subsidiaries,
     (ii) issue any preferred stock that is mandatorily redeemable prior to the one year anniversary of the Maturity Date (as defined in the Note) or (iii) redeem any of its preferred stock or other equity interests;

          (b) liquidate, dissolve or effect a material reorganization (it being understood that in no event shall the Company or any of its Subsidiaries dissolve, liquidate or merge with any other person or entity (unless, in the case of such a merger, the Company or, in the case of merger not involving the Company, such Subsidiary, as applicable, is the surviving entity);

          (c) become subject to (including, without limitation, by way of amendment to or modification of) any agreement or instrument which by its terms would (under any circumstances) restrict the Company's or any of its Subsidiaries, right to perform the provisions of this Agreement, any Related Agreement or any of the agreements contemplated hereby or thereby;

          (d) materially alter or change the scope of the business of the Company and its Subsidiaries taken as a whole; or

          (e) (i) create, incur, assume or suffer to exist any indebtedness (exclusive of trade debt and debt incurred to finance the purchase of equipment (not in excess of five percent (5%) of the fair market value of the Company's and its Subsidiaries' assets)) whether secured or unsecured other than (x) the Company's obligations owed to the Purchaser, (y) indebtedness set forth on Schedule 6.9(e) attached hereto and made a part hereof and any refinancings or replacements thereof on terms no less favorable to the Purchaser than the indebtedness being refinanced or replaced, and (z) any indebtedness incurred in connection with the purchase of assets (other than equipment) in the ordinary course of business, or any refinancings or replacements thereof on terms no less favorable to the Purchaser than the indebtedness being refinanced or replaced, so long as any lien relating thereto shall only encumber the fixed assets so purchased and no other assets of the Company or any of its Subsidiaries; (ii) cancel any indebtedness owing to it in excess of $50,000 in the aggregate during any 12 month period; (iii) assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other person or entity, except the endorsement of negotiable instruments by the Company or any Subsidiary thereof for deposit or collection or similar transactions in the ordinary course of business or guarantees of indebtedness otherwise permitted to be outstanding pursuant to this clause
     (e);  and

     (II) The Company, without the prior written consent of the Purchaser, shall not, and shall not permit any of its Subsidiaries to, create or acquire any Subsidiary after the date hereof unless (i) such Subsidiary is a wholly-owned Subsidiary of the Company and (ii) such Subsidiary becomes a party to the Master Security Agreement, the Stock Pledge Agreement and the Subsidiary Guaranty (either by executing a counterpart thereof or an assumption or joinder agreement in respect thereof) and, to the extent required by the Purchaser, satisfies each condition of this Agreement and the Related Agreements as if such Subsidiary were a Subsidiary on the Closing Date.

          6.10  Opinion.  On  the  Closing Date, the Company will deliver to the
                -------
     Purchaser an opinion acceptable to the Purchaser from the Company's external legal counsel. The Company will provide, at the Company's expense, such other legal opinions in the future as are deemed reasonably necessary by the Purchaser (and acceptable to the Purchaser) in connection with the exercise of the Warrant and the Parent Warrant.

          6.11  Margin Stock. The Company will not permit any of the proceeds of
                ------------
     the Note or the Warrant to be used directly or indirectly to "purchase" or "carry" "margin stock" or to repay indebtedness incurred to "purchase" or "carry" "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.

          6.12  Financing  Right  of  First  Refusal.
                ------------------------------------

          (a) The Company hereby grants to the Purchaser a right of first refusal to provide any Additional Financing (as defined below) to be issued by the Company and/or any of its Subsidiaries, subject to the following terms and conditions. From and after the date hereof, prior to the incurrence of any additional indebtedness and/or the sale or issuance of any equity interests of the Company or any of its Subsidiaries (an "Additional Financing"), the Company and/or any Subsidiary of the Company, as the case may be, shall notify the Purchaser of its intention to enter into such Additional Financing. In connection therewith, the Company and/or the applicable Subsidiary thereof shall submit a fully executed term sheet (a "Proposed Term Sheet") to the Purchaser setting forth the terms, conditions and pricing of any such Additional Financing (such financing to be negotiated on "arm's length" terms and the terms thereof to be negotiated in good faith) proposed to be entered into by the Company and/or such Subsidiary. The Purchaser shall have the right, but not the obligation, to deliver its own proposed term sheet (the "Purchaser Term Sheet") setting forth the terms and conditions upon which the Purchaser would be willing to provide such Additional Financing to the Company and/or such Subsidiary. The Purchaser Term Sheet shall contain terms no less favorable to the Company and/or such Subsidiary than those outlined in Proposed Term Sheet. The Purchaser shall deliver such Purchaser Term Sheet within ten business days of receipt of each such Proposed Term Sheet. If the provisions of the Purchaser Term Sheet are at least as favorable to the Company and/or such Subsidiary, as the case may be, as the provisions of the Proposed Term Sheet, the Company and/or such Subsidiary shall enter into and consummate the Additional Financing transaction outlined in the Purchaser Term Sheet.

          (b) The Company will not, and will not permit its Subsidiaries to, agree, directly or indirectly, to any restriction with any person or entity which limits the ability of the Purchaser to consummate an Additional Financing with the Company or any of its Subsidiaries.

          6.13 Authorization and Reservation of Shares. The Company shall at all
               ---------------------------------------
     times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the Warrant. The Parent shall at all times have authorized and reserved a sufficient number of shares of Parent Common Stock to provide for the exercise of the Parent Warrant.

          6.14  Operator  Reports.  The  Company shall deliver to the Purchaser,
                -----------------
     within two (2) business days following the Company's receipt thereof from the operators of the Company's oil and gas properties, a copy of the monthly lease operating reports relating to such properties.

     7.  Covenants of the Purchaser. The Purchaser covenants and agrees with the
         --------------------------
Company  as  follows:

          7.1  Confidentiality.  The  Purchaser  will not disclose, and will not
               ---------------
     include in any public announcement, the name of the Company, unless expressly agreed to by the Company or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

          7.2  Limitation  on  Acquisition  of  Common  Stock  of  the  Company.
               ----------------------------------------------------------------
     Notwithstanding anything to the contrary contained in this Agreement, any Related Agreement or any document, instrument or agreement entered into in connection with any other transactions between the Purchaser and the Company, the Purchaser may not acquire stock in the Company (including, without limitation, pursuant to a contract to purchase, by exercising an option or Warrant, by converting any other security or instrument, by acquiring or exercising any other right to acquire, shares of stock or other security convertible into shares of stock in the Company, or otherwise, and such contracts, options, Warrants, conversion or other rights shall not be enforceable or exercisable) to the extent such stock acquisition would cause any interest (including any original issue discount) payable by the Company to the Purchaser not to qualify as "portfolio interest" within the meaning of Section 881(c)(2) of the Code, by reason of Section 881(c)(3) of the Code, taking into account the constructive ownership rules under Section 871(h)(3)(C) of the Code (the "Stock Acquisition Limitation"). The Stock Acquisition Limitation shall automatically become null and void without any notice to the Company upon the existence of an Event of Default (as defined in the Note).

     8.  Covenants  of  the Company and the Purchaser Regarding Indemnification.
         ----------------------------------------------------------------------

          8.1  Company  Indemnification.  The  Company agrees to indemnify, hold
               ------------------------
     harmless, reimburse and defend the Purchaser, each of the Purchaser's officers, directors, agents, affiliates, control persons, and principal shareholders, against all claims, costs, expenses, liabilities, obligations, losses or damages (including reasonable legal fees) of any nature, incurred by or imposed upon the Purchaser which result, arise out of or are based upon: (i) any misrepresentation by the Company or any of its Subsidiaries or breach of any warranty by the Company or any of its Subsidiaries in this Agreement, any other Related Agreement or in any exhibits or schedules attached hereto or thereto; or (ii) any breach or default in performance by Company or any of its Subsidiaries of any covenant or undertaking to be performed by Company or any of its Subsidiaries hereunder, under any other Related Agreement or any other agreement entered into by the Company and/or any of its Subsidiaries and the Purchaser relating hereto or thereto; or (iii) (a) the violation of any local, state or federal law, rule or regulation pertaining to environmental regulation, contamination or cleanup (collectively, "Environmental Laws"), including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Sec.9601 et seq. and 40 CFR Sec.302.1 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Sec.6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Sec.1251 et seq., and 40 CFR Sec.116.1 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Sec.1801 et seq.) and the regulations promulgated pursuant to said laws, all as amended and relating to or affecting the Company and/or any Subsidiary and the Company's and/or any Subsidiary's properties, whether or not caused by or within the control of the Purchaser and/or (b) the presence, release or threat of release of any Hazardous Materials (including, without limitation, asbestos, polychlorinated biphenyls, petroleum products, flammable explosives, radioactive materials, infectious substances or raw materials which include hazardous constituents) on, in, under or affecting all or any portion of any property of the Company and/or any Subsidiary or any surrounding areas, regardless of whether or not caused by or within the control of the Purchaser.

          8.2  Purchaser's  Indemnification.  The Purchaser agrees to indemnify,
               ----------------------------
     hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, control persons and principal shareholders, at all times against any claims, costs, expenses, liabilities, obligations, losses or damages (including reasonable legal fees) of any nature, incurred by or imposed upon the Company which result, arise out of or are based upon: (i) any misrepresentation by the Purchaser or breach of any warranty by the Purchaser in this Agreement or in any exhibits or schedules attached hereto or any Related Agreement; or (ii) any breach or default in performance by the Purchaser of any covenant or undertaking to be performed by the Purchaser hereunder, or any other agreement entered into by the Company and the Purchaser relating hereto.

     9.  Miscellaneous.
         -------------

          9.1  Governing  Law,  Jurisdiction  and  Waiver  of  Jury  Trial.
               -----------------------------------------------------------

          (a) THIS AGREEMENT AND THE OTHER RELATED AGREEMENTS SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          (b) THE COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY, ON THE ONE HAND, AND THE PURCHASER, ON THE OTHER HAND, PERTAINING TO THIS AGREEMENT OR ANY OF THE RELATED AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER RELATED AGREEMENTS; PROVIDED, THAT THE PURCHASER AND THE COMPANY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND

     FURTHER PROVIDED, THAT, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE PURCHASER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL (AS DEFINED IN THE MASTER SECURITY AGREEMENT) OR ANY OTHER SECURITY FOR THE OBLIGATIONS (AS DEFINED IN THE MASTER SECURITY AGREEMENT), OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE PURCHASER. THE COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE COMPANY HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. THE COMPANY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE COMPANY AT THE ADDRESS SET FORTH IN SECTION 9.9 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE COMPANY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS,
     PROPER  POSTAGE  PREPAID.

          (c) THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PURCHASER AND/OR THE COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, ANY OTHER RELATED AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

          9.2  Severability.  Wherever possible each provision of this Agreement
               ------------
     and the Related Agreements shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or any Related Agreement shall be prohibited by or invalid or illegal under applicable law such provision shall be ineffective to the extent of such prohibition or invalidity or illegality, without invalidating the remainder of such provision or the remaining provisions thereof which shall not in any way be affected or impaired thereby.

          9.3  Survival.  The  representations,  warranties,  covenants  and
               --------
     agreements made herein shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby to the extent provided therein. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument. All indemnities set forth herein shall survive the execution, delivery and termination of this Agreement and the Note and the making and repayment of the obligations arising hereunder, under the Note and under the other Related Agreements.

          9.4  Successors.  Except  as  otherwise expressly provided herein, the
               ----------
     provisions hereof shall inure to the benefit of, and be binding upon, the successors, heirs, executors and administrators of the parties hereto. The Purchaser shall not be permitted to assign its rights hereunder or under any Related Agreement to a competitor of the Company unless an Event of Default (as defined in the Note) has occurred and is continuing.

          9.5  Entire  Agreement;  Maximum Interest. This Agreement, the Related
               ------------------------------------
     Agreements, the exhibits and schedules hereto and thereto and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. Nothing contained in this Agreement, any Related Agreement or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum rate permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum rate permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Purchaser and thus refunded to the Company.

          9.6  Amendment  and  Waiver.
               ----------------------

          (a) This Agreement may be amended or modified only upon the written consent of the Company and the Purchaser.

          (b) The obligations of the Company and the rights of the Purchaser under this Agreement may be waived only with the written consent of the Purchaser.

          (c) The obligations of the Purchaser and the rights of the Company under this Agreement may be waived only with the written consent of the Company.

          9.7  Delays  or  Omissions.  It is agreed that no delay or omission to
               ---------------------
     exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Related Agreements, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement or the Related Agreements, by law or otherwise afforded to any party, shall be cumulative and not alternative.

          9.8  Notices.  All notices required or permitted hereunder shall be in
               -------
     writing  and  shall  be  deemed  effectively  given:

          (a)  upon  personal  delivery  to  the  party  to  be  notified;

          (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day;

          (c) three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or

          (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

All  communications  shall  be  sent  as  follows:

If to the Company, to:            Texaurus  Energy,  Inc.
                                  2411  Fountainview,  #120
                                  Houston,  Texas  77057

                                  Attention:  Chief  Financial  Officer
                                  Facsimile:  604-683-2883

                                  with a copy to:

                                  David M. Loev, Esq.
                                  Attorney at Law
                                  2777 Allen Parkway
                                  Suite 1000
                                  Houston, Texas 77019

                                  Attention:  David Loev, Esq.
                                  Facsimile:  713-524-4122

If to the Purchaser, to:          Laurus Master Fund, Ltd.
                                  c/o M&C Corporate Services Limited
                                  P.O.  Box 309 GT
                                  Ugland House
                                  George Town
                                  South Church Street
                                  Grand Cayman, Cayman Islands
                                  Facsimile:  345-949-8080

                                  with a copy to:

                                  John E.  Tucker, Esq.
                                  825 Third Avenue 14th Floor
                                  New York, New York 10022
                                  Facsimile:  212-541-4434

                                  and to:

                                  Scott J. Giordano, Esq.
                                  Loeb & Loeb LLP
                                  345 Park Avenue
                                  New York, New York 10154
                                  Facsimile:  212-407-4990

or at such other address as the Company or the Purchaser may designate by written notice to the other parties hereto given in accordance herewith.

          9.9  Attorneys'  Fees.  In  the  event  that  any  suit  or  action is
               ----------------
     instituted to enforce any provision in this Agreement or any Related Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement and/or such Related Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

          9.10  Titles and Subtitles. The titles of the sections and subsections
                --------------------
     of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          9.11  Facsimile  Signatures;  Counterparts.  This  Agreement  may  be
                ------------------------------------
     executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one agreement.

          9.12  Broker's Fees. Except as set forth on Schedule 9.12 hereof, each
                -------------
     party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 9.12 being untrue.

          9.13  Construction.  Each  party  acknowledges  that its legal counsel
                ------------
     participated in the preparation of this Agreement and the Related Agreements and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement or any Related Agreement to favor any party against the other.

             [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

     IN WITNESS WHEREOF, the parties hereto have executed the SECURITIES PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                           PURCHASER:

TEXAURUS  ENERGY,  INC.            LAURUS  MASTER  FUND,  LTD.

By:/s/ Frank Jacobs                By: /s/ Eugene Grin
   ----------------------             -------------------------
Name: Frank A. Jacobs              Name: Eugene Grin
     --------------------               -----------------------
Title: Director                    Title: Director
      -------------------                ----------------------